Exhibit 10.1

AMENDMENT NO. 1, dated as of January 14, 2010 (this “Amendment”), to the Credit Agreement dated as of November 20, 2007 (the  “Credit Agreement”), among DJO FINANCE LLC (f/k/a REABLE THERAPEUTICS FINANCE LLC), a Delaware limited liability company (the “Company”), DJO HOLDINGS LLC (f/k/a REABLE THERAPEUTICS HOLDINGS LLC), a Delaware limited liability company (“Holdings”), CREDIT SUISSE AG (f/k/a Credit Suisse), as Administrative Agent, Collateral Agent, Swing Line Lender and an L/C Issuer and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).

A.            Pursuant to the Credit Agreement, the Lenders have extended credit to the Company.

B.            The Company has requested that the Lenders agree to amend the Credit Agreement in the manner set forth herein.

Accordingly, in consideration of the premises contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Definitions.  Capitalized terms used but not defined in this Amendment have the meanings assigned thereto in the Credit Agreement.  The provisions of Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.  Amendment.  The definition of the term “Senior Unsecured Notes” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Senior Unsecured Notes” means (a) $575,000,000 in aggregate principal amount of the Company’s 10.875% senior unsecured notes due 2014, co-issued with DJO Finance Corporation on the Closing Date; and (b) up to an additional $150,000,000 in aggregate principal amount of the Company’s senior unsecured notes to be co-issued with DJO Finance Corporation on or prior to March 1, 2010, so long as (i) no scheduled payments of principal of such notes are required prior to November 15, 2014, and (ii) the Net Cash Proceeds of the notes issued pursuant to this clause (b), less the costs, fees and expenses incurred in connection with Amendment No. 1 to this Agreement, are used by the Company within five Business Days of the receipt thereof to make a voluntary prepayment of the Term Loans pursuant to Section 2.05(a) of this Agreement.

SECTION 3.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment, (a) the representations and warranties of the Company and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date (as defined below); provided that, to the extent that such representations and warranties expressly relate to a specified earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates and (b) no Default or Event of Default has occurred and is continuing.

SECTION 4.  Amendment Fee.  The Company agrees to pay to each Lender that executes and delivers a copy of this Amendment to the Administrative Agent (or its counsel) at or prior to 5:00 p.m. New York City time, on January 13, 2010 (each such Lender, a “Consenting Lender”), through the Administrative Agent, an  amendment fee (the “Amendment Fees”) in an amount equal to 0.05% of the sum of the aggregate principal amount outstanding of such Lender’s Term Loan and Revolving Credit Commitments (whether used or unused) as of such date; provided, that the Company shall have no liability for any such Amendment Fees if this Amendment does not become effective in accordance with Section 5 below.  Such Amendment Fees shall be payable in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date, shall not be subject to setoff or counterclaim, and shall be in addition to any other fees or amounts referred to in Section 5 below.

SECTION 5.  Effectiveness.  This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) on the date on which (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Company, (ii) Holdings, and (iii) the Required Lenders, and (b) the Administrative Agent shall have received, on or prior to the Amendment Effective Date, (i) the Amendment Fees, (ii) any fees separately agreed in writing by the Company and Credit Suisse Securities (USA) LLC and (iii) to the extent invoiced (such invoice to be received by the Company no later than one Business Day prior to the Amendment Effective Date), reimbursement or payment of all reasonable and documented out of pocket costs and expenses of the Administrative Agent and its Affiliates required by Section 10.04 of the Credit Agreement or by any other Loan Document to be reimbursed or paid by the Company in connection with this Amendment.

SECTION 6.  Effect of this Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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SECTION 7.  Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 8.  GOVERNING LAW.  (a)  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)  ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH PARTY HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH PARTY HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT.

(c)  Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 10.02 of the Credit Agreement.  Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

SECTION 9.  Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DJO FINANCE LLC,

by
/s/ Vickie L. Capps
Name:	Vickie L. Capps
Title:	Executive Vice President and Chief Financial Officer

DJO HOLDINGS LLC,

by
/s/ Vickie L. Capps
Name:	Vickie L. Capps
Title:	Executive Vice President and Chief Financial Officer

[Amendment No. 1 to the Credit Agreement- DJO]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse, Cayman Islands Branch), as Administrative Agent,

by
/s/ Judy Smith
Name:	Judy Smith
Title:	Managing Director

by
/s/ Ilya Ivashkov
Name:	Ilya Ivashkov
Title:	Associate

[Amendment No. 1 to the Credit Agreement- DJO]

[EACH LENDER]

by

Name:
Title: